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                                                                    EXHIBIT 10.2
                             AMERIGON INCORPORATED

                      COMMON STOCK SUBSCRIPTION AGREEMENT



          THIS COMMON STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is entered into as of March 29, 2001, by and among Amerigon Incorporated, a California corporation (the "Company"), and Ferrotec Corporation, a Japanese corporation (the "Purchaser").

                                    RECITALS

          WHEREAS, the Company has authorized the sale and issuance of an aggregate of 200,000 shares of its Common Stock (the "Shares") in a private placement pursuant to Regulation S under the Securities Act of 1933;

          WHEREAS, Purchaser desires to purchase, and the Company desires to issue and sell, the Shares on the terms and conditions set forth herein; and

          WHEREAS, the Company and Purchaser are concurrently entering into a Manufacturing and Supply Agreement (the "Manufacturing Agreement") in conjunction with this Agreement;

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

SECTION 1.  PURCHASE AND SALE OF STOCK.

          1.1 Authorization of Shares. The Company has authorized the sale and issuance to Purchaser of the Shares.

          1.2 Sale and Purchase. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, the Shares. In exchange for the Shares, Purchaser shall pay to the Company an aggregate purchase price of US $1,000,000 (the "Purchase Price") or US $5.00 per Share.

SECTION 2.  CLOSING.

          2.1 Closing. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") will take place at the offices of the Purchaser on the date the Purchase Price is paid by the Purchaser and the Shares are delivered by the Company (such date is hereinafter referred to as the "Closing Date").

          2.2 Delivery. At the Closing, subject to the terms and conditions hereof, the Company will deliver to Purchaser certificates representing the number of Shares to be purchased at the Closing by Purchaser, against payment of the Purchase Price by check or wire transfer made payable to the order of the Company, or any combination of the foregoing.

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SECTION 3.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

          The Company hereby represents, warrants and covenants to Purchaser as follows:

          3.1 Organization, Good Standing, Corporate Power, Qualification and Subsidiaries. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the Shares and to carry out the provisions of this Agreement and to carry out its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

          3.2 Due Authorization and Issuance. The Shares have been duly authorized for issuance and sale to Purchaser pursuant to this Agreement, and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. No further approval or authorization of any shareholder or the Board of Directors of the Company is required for the issuance and sale or transfer of the Shares.

          3.3 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, sale and issuance of the Shares pursuant hereto and for the performance of the Company's obligations hereunder has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (ii) general principles of equity that restrict the availability of equitable remedies; and (iii) to the extent that enforceability may be limited by applicable laws.

          3.4 Offering Valid. Assuming the accuracy of the representations and warranties of Purchaser contained in Section 4 hereof, the offer, sale and issuance of the Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. The Company will not engage in any directed selling efforts (as defined in Regulation S under the Securities Act) with respect to the Shares. The Company has complied and will comply with the offering restrictions requirement of Regulation S (Rule 901 through Rule 905 and Preliminary Notes) of the Securities Act ("Regulation S").

SECTION 4.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER.

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          Purchaser hereby represents, warrants and covenants to the Company as follows:

          4.1 Requisite Power and Authority. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All actions on Purchaser's part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (ii) general principles of equity that restrict the availability of equitable remedies, and (iii) to the extent that enforceability may be limited by applicable laws.

          4.2 Investment Representations. Purchaser understands that the Shares have not been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement.

          4.3 Accredited Investor. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

          4.4 Purchaser Bears Economic Risk. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or exemption from registration is available.

          4.5 Acquisition for Own Account. Purchaser is not a U.S. person, as defined in Section 902(k) of the Securities Act, and is acquiring the Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

          4.6 Receipt of Company Information. Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from the Company and its management regarding the terms and conditions of this investment. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of Purchaser to rely thereon.

          4.7 No Public Market. Purchaser acknowledges and agrees that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser understands that the Company has no present intention of registering the Shares, or any shares of its Common Stock. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times Purchaser might propose. Purchaser has been advised or is aware of the provisions of Rule 144

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promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the number of shares being sold during any three-month period not exceeding specified limitations.

          4.8 Transfer Restrictions. Purchaser acknowledges and agrees that the Shares are subject to restrictions on transfer as set forth in this Section
4.8 and in Appendix A hereto.  Purchaser understands that:  (a) the Shares shall
           ----------
not be transferable in the absence compliance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an exemption therefrom or in the absence of compliance with any term of this Agreement; (b) the Company shall provide stop transfer instructions to its transfer agent (the "Transfer Agent") with respect to the Shares in order to enforce the restrictions contained in this Section 4.8 and in Appendix A hereto;
                                                              ----------
(c) hedging transactions involving the Shares may not be conducted unless in compliance with the Securities Act; and (d) each certificate representing Shares shall be in the name of Purchaser and shall bear substantially the following legends (in addition to any legends required under applicable securities laws):

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES OF AMERICA SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED UNDER SECTIONS
     230.901 THROUGH 230.904 OF TITLE 17 OF THE UNITED STATES CODE OF FEDERAL REGULATIONS ("REGULATION S") OR OFFERED, SOLD, DELIVERED, PLEDGED OR OTHERWISE TRANSFERRED TO OR HELD BY OR FOR THE ACCOUNT OR BENEFIT OF (A) A CITIZEN OR RESIDENT OF THE UNITED STATES OF AMERICA OR ANY OF ITS TERRITORIES OR POSSESSIONS, (B) A CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR (C) A U.S. PERSON (AS DEFINED UNDER REGULATION S), EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, DELIVERED, PLEDGED OR OTHERWISE TRANSFERRED TO OR HELD BY ANY ENTITY, THE ASSETS OF WHICH ARE DEEMED TO INCLUDE THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 ("ERISA"). EACH HOLDER OF THIS CERTIFICATE WHO IS A U.S. PERSON IS HEREBY NOTIFIED THAT, EXCEPT AS PROVIDED IN THE AGREEMENT, SUCH HOLDER SHALL NOT BE ENTITLED TO RECEIVE ANY PAYMENTS UNDER THIS CERTIFICATE. BY ITS ACCEPTANCE OF THIS CERTIFICATE, EACH HOLDER OF THIS CERTIFICATES SHALL BE DEEMED TO HAVE REPRESENTED TO AMERIGON INCORPORATED

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     THAT SUCH HOLDER EITHER IS NOT A U.S. PERSON AND THAT SUCH HOLDER IS NOT
     PURCHASING THIS CERTIFICATE FOR THE ACCOUNT OF ANY U.S. PERSON OR IS ACQUIRING THIS SECURITY IN A TRANSACTION THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE."

SECTION 5.  REGISTRATION RIGHTS.

          5.1  Demand Registration.

          (a) Subject to the provisions set forth in this Section 5.1, if the Company shall receive, at any time after twelve (12) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from Purchaser that the Company effect the registration under the Securities Act on Form S-3 of all of the Purchaser's Shares and specifying the intended method of disposition thereof (a "Demand Registration"), then the Company shall use its reasonable best efforts to effect, as expeditiously as possible, the registration under the Securities Act on Form S-3 of the Registrable Shares with the Securities and Exchange Commission (the "SEC") which the Company has been so requested to register by Purchaser then held by Purchaser, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Shares so to be registered.

          Purchaser may, at any time prior to the effective date of the registration statement relating to such registration, revoke a request for such registration, without liability, by providing a written notice to the Company revoking such request, in which case such request, so revoked, shall be considered a Demand Registration unless such revocation arose out of the fault of the Company or unless Purchaser reimburses the Company for all costs incurred by the Company in connection with such registration, in which case such request shall not be considered a Demand Registration.

          (b) The Company will not be required to effect more than one Demand Registration, and Purchaser shall not be entitled to request a Demand Registration until one year after the Closing. The Company will not be obligated to effect a Demand Registration (1) if the Registrable Securities requested by Purchaser to be registered have an anticipated aggregate offering price to the public (before deducting any underwriter discounts, concessions or commissions) of less than $1,000,000 or (2) if Form S-3 is not available for such offering.

          (c) Upon written notice to Purchaser, the Company may, as a matter of right, postpone effecting a registration pursuant to this Section 5.1 on one occasion during any period of six consecutive months for a reasonable time specified in the notice but not exceeding

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90 days (which period may not be extended or renewed except that it may be extended for an additional 30 days if the request for registration is made during the first quarter of any fiscal year).

          (d) For the purposes of this Agreement: (A) "Registrable Shares" means the Shares issued and acquired pursuant to this Agreement (and including any shares issued in connection with any split or dividend in respect of any such shares); provided, however, that any such Share will cease to be a Registrable Share when (1) a Registration Statement covering a Registrable Share has been declared effective by the SEC and such Share has been disposed of by Purchaser pursuant to such effective Registration Statement, (2) the Registrable Share is transferred to another person, (3) such share (after initial issuance) is held by the Company or otherwise ceases to be outstanding, or (4) such share may be traded without restriction pursuant to paragraph (k) of Rule 144, if applicable; and (B) "Registration Statement" means any registration statement or comparable document under the Securities Act through which a public sale or disposition of the Registrable Shares may be registered, including the prospectus, amendments and supplements to such registration statement, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

      5.2  Piggy-back Registration Rights.

          (a) If the Company proposes to register any of its securities under the Securities Act, in connection with the public offering of such securities (other than a registration form relating to: (i) a registration of a stock option plan, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend investment plan; (ii) a registration of securities proposed to be issued in exchange for securities or assets of or in connection with a merger or consolidation with, another entity; or (iii) a registration of securities proposed to be issued in exchange for, or as a right exercisable only by holders of, other securities of the Company), the Company shall promptly (but in no event later than 30 days prior to such registration) give Purchaser written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of Purchaser given within 10 days after receipt of such written notice from the Company in accordance with Section 6.6 of this Agreement, the Company shall include in the Registration Statement to be filed by it under the Securities Act in connection with such offering all of the Registrable Shares that the Purchaser has requested to be registered. The Purchaser may only exercise the rights pursuant to this Section 5.2 once.

          (b) The right of Purchaser to "piggyback" in an underwritten public offering of the Company's securities pursuant to Section 5.2(a) shall be conditioned upon Purchaser's participation in such underwriting and the inclusion of Purchaser's Registrable Shares in the underwriting to the extent provided herein. If Purchaser proposes to distribute its securities through such underwriting, Purchaser shall (together with the Company and any other stockholders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company and, if requested, custody and power of attorney agreements in customary form. Notwithstanding any other provision of this Section 5, if the underwriter

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determines that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise Purchaser and all stockholders of the Company participating in the underwriting and registration, and the number of securities that may be included in the registration and underwriting shall be allocated first to the Company, and then any remaining shares shall be allocated among Purchaser and such stockholders of the Company pro rata based on the number of shares for which registration was requested.

          (c) The following provisions will apply in the event the registration relates to an offering other than an underwritten public offering: Purchaser shall promptly notify the Company of the proposed manner of sale of any Common Stock to be sold pursuant to such Registration Statement other than in unsolicited brokers' transactions including only usual and customary brokers' commissions. Purchaser shall not undertake any such transactions other than unsolicited brokers' transactions including only usual and customary brokers' commissions unless (i) Purchaser shall have furnished all information required to be disclosed in any related prospectus or prospectus supplement, and (ii) Purchaser shall have agreed in writing to bear all of the incremental costs directly attributable to such manner of sale.

     5.3 Suspension Of Effectiveness. The Company's obligations under Section this Section 5 shall not restrict its ability to suspend the effectiveness of, or direct Purchaser not to offer or sell securities under, any Registration Statement, at any time, for such reasonable period of time which the Company believes is necessary to prevent the premature disclosure of any events or information having a material effect on the Company. In addition, the Company shall not be required to keep any Registration Statement effective, or may, without suspending such effectiveness, instruct Purchaser not to sell such securities, during any period during which the Company is instructed, directed, ordered or otherwise requested by any governmental agency or self-regulatory organization to stop or suspend such trading or sales.

     5.4 Holdback Agreement. In the event of any filing of a prospectus supplement or the commencement of an underwritten public distribution of the Company's Common Stock under a Registration Statement, whether or not Registrable Shares are included, Purchaser agrees not to effect any public sale or distribution of the Shares (except as part of such underwritten public distribution), including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during a period designated by the Company in a written notice duly given to Purchaser, which period shall commence up to 14 days prior to the effective date of any such filing of such prospectus supplement or the commencement of such underwritten public distribution of such Common Stock under a Registration Statement and shall continue for up to 134 consecutive days.

     5.5 Registration Procedures. Except as otherwise expressly provided herein, in connection with any registration of Registrable Shares pursuant to this Agreement, the Company shall, as expeditiously as possible:

          (a) prepare and file with the SEC a Registration Statement with respect to such Registrable Shares and use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable thereafter; and before filing a Registration Statement or prospectus or any amendments or supplements thereto, furnish to Purchaser copies of such Registration Statement and such other documents as proposed to be filed (including

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copies of any document to be incorporated by reference therein), and thereafter furnish to Purchaser such number of copies as may be reasonably requested in writing by Purchaser of such Registration Statement, each amendment and supplement thereto (including copies of any document to be incorporated by reference therein), including all exhibits thereto, the prospectus included in such Registration Statement (including each preliminary prospectus), and, promptly after the effectiveness of a Registration Statement, the definitive final prospectus filed with the SEC;

          (b) notify Purchaser, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such Registration Statement (including any document to be incorporated by reference therein) contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of Purchaser, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to Purchaser any such supplement or amendment;

          (c) notify Purchaser and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when the Registration Statement, the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose and the Company shall promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Shares for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.

          The Company may require Purchaser to furnish to the Company such information regarding themselves and the distribution of such Registrable Shares as the Company may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration. Purchaser agrees, by their acquisition of Registrable Shares and their acceptance of the benefits provided to it hereunder, to furnish promptly to the Company all information required to be disclosed in order to make any previously furnished information not materially misleading. If proposing to distribute its Registrable Shares through such underwriting Purchaser shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company for such underwriting and shall provide to such underwriter or underwriters any opinions and certificates, and any indemnification with respect to Purchaser as reasonably required by such underwriter or underwriters.

          Purchaser agrees that upon receipt of any notice from the Company of the happening of any event of the kind described herein requiring the cessation of the distribution of

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a prospectus or the distribution of a supplemented or amended prospectus,
Purchaser will forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by this Agreement, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, Purchaser will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in Purchaser's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

      5.6 Registration Expenses. All expenses incident to the Company's performance of or compliance with the registration of shares pursuant to this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel of the Company and counsel for the underwriters in connection with "blue sky" qualifications of the Registrable Shares), fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc., and with listing on any national securities exchange or exchanges in which listing may be sought, printing expenses, messenger and delivery expenses, fees and expenses of counsel for the Company and its independent certified public accountants, securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company; provided that in no event shall Registration Expenses payable by the Company include any (i) underwriting discounts, commissions, or fees attributable to the sale of Registrable Shares, (ii) fees and expenses of any counsel, accountants, or other persons retained or employed by Purchaser or underwriters, or (iii) transfer taxes, if any.

SECTION 6.  MISCELLANEOUS.

      6.1 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the other documents delivered pursuant hereto, and the Manufacturing Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party will be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

      6.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof will inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and will inure to the benefit of and be enforceable by each person who will be a holder of the Shares from time to time. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      6.3 Governing Law. This Agreement will be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California.

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

      6.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument.

      6.5 Titles and Subtitles. The title of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

      6.6 Notices. All notices required or permitted hereunder will be in writing and will be deemed effectively given: (i) upon personal delivery to the party to be noticed; (ii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; or (iv) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day. All communications will be sent to the Company and Purchaser at their respective addresses as set forth on the signature page hereof or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto. All communications shall be addressed as follows:

       if to the Company, to:

               Amerigon Incorporated
               5462 Irwindale Avenue
               Irwindale, CA  91706
               Attention:  Richard Weisbart
               Facsimile No.:  (626) 815-7441

               with a copy to:

               O'Melveny & Myers LLP
               400 South Hope Street
               Los Angeles, CA  90071-2899
               Attention:  John A. Laco, Esq.
               Facsimile No.:  (213) 430-6407

       if to Purchaser, to:

               FerrotecCorporation
               Sumitomo Bldg. #6,
               5-24-8 Higashi Ueno Taito-ku
               Tokyo 110, Japan
               Attention:
               Facsimile No.:

       6.7 Amendment and Waiver. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the

                                      10
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Company and Purchaser. Any amendment or waiver effected in accordance with this paragraph will be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

      6.8 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement will impair any such right, power or remedy, nor will it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on Purchaser's part of any breach, default or noncompliance under this Agreement or any waiver on such party's part of any provisions or conditions of the Agreement must be in writing and will be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement by law, or otherwise afforded to any party, will be cumulative and not alternative.

      6.9 Severability. In case any provision of the Agreement will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

      6.10 Expenses. The Company and Purchaser will bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated thereby.

     6.11 Attorneys' Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute will be entitled to recover from the losing party all fees, costs and expense of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which will include, without limitation, all fees, costs and expenses of appeals.

     6.12 Finder's and Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.12 being untrue.

     6.13 Pronouns. All pronouns contained herein, and any variations thereof, will be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

           [remainder of this page has been intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASER:

AMERIGON INCORPORATED                      FERROTEC CORPORATION


/s/ Richard Weisbart                       /s/ Akira Yamamura
-----------------------------              -----------------------------------
Name:  Richard A. Weisbart                 Name:   Akira Yamamura
Title: President                           Title:  President
       and Chief Executive Officer                 and Chief Executive Officer

                                   APPENDIX A
                                   ----------

                              SELLING RESTRICTIONS
                              --------------------

1.   United States
     -------------

     The Shares have not been and will not be registered under the Securities Act, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Purchaser represents and agrees that it has offered and sold any Shares, and will offer and sell any Shares (i) as part of their distribution at any time and (ii) otherwise until one (1) year after the Closing Date (the "Restricted Period"), as determined and certified as provided below, only in accordance with Rule 903 of Regulation S.

     Purchaser shall determine and certify to the Transfer Agent that it has complied with the transfer restrictions as set forth in Section 4.8 of this Agreement and this Appendix A. Only upon receipt of such certification will
                        ----------
     the Transfer Agent be authorized to accept a transfer of the Shares upon the completion of the Restricted Period, or in accordance with Regulation
     S. Purchaser also agrees that, at or prior to confirmation of sale of Shares, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Shares from it during the Restricted Period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until one (1) year after the completion of the distribution of the Securities as determined and certified by the Company or its Transfer Agent, and except in accordance with Regulation S. Terms used above have the meanings given to them by Regulation S."

     Purchaser represents and agrees that it, its affiliates or any persons acting on its or their behalf have not engaged and will not engage in any directed selling efforts with respect to any Shares, and it and they have complied and will comply with the offering restrictions requirement of Regulation S.

2.   Japan
     -----

     Purchaser understands that the Shares have not been and will not be registered under the Securities and Exchange Law of Japan (the "Securities and Exchange Law"). Accordingly, Purchaser represents and agrees that it will not offer or sell any Shares, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan ("Resident of Japan", which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan) except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan taken as a whole.